                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 1, 2005

                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                                                02-0670926
(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                              (Commission File No.)


                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923

           (Address of principal executive offices including zip code)

                                 (978) 750-1991

              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 1, 2005, Vaso Active Pharmaceuticals, Inc. (the "Company") entered into a Memorandum of Understanding Concerning Settlement Terms ("MOU") to settle the pending consolidated securities class action lawsuit styled In Re VASO ACTIVE PHARMACEUTICALS SECURITIES LITIGATION, Master Docket No. 04-10708-RCL (D. Mass). Under the terms of the MOU, the lead plaintiffs and the settling defendants agree that the final stipulation will contain a disclaimer of liability consistent with the MOU. Subject to the terms and conditions set forth in the MOU, settling defendants will pay into escrow for the benefit of the class $1,100,000 in cash and $750,000 face amount of 2-year 5% subordinated callable notes convertible at $1.75 per share within 10 business days of preliminary approval of the settlement by the court. In consideration of this payment, the parties will fully and finally release and discharge all claims against each other. The settlement still needs court approval. The Company's insurance carrier has agreed to pay the $1,100,000 cash payment in exchange for a release of its liability under its insurance policy with the Company.



SECTION 8 - OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

         On June 2, 2005, the Company issued a press release announcing that it entered into the MOU as described in Item 1.01 above. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit 99.1      Press release dated June 2, 2005

    VASO ACTIVE REACHES SETTLEMENT TERMS IN CONSOLIDATED CLASS ACTION LAWSUIT


DANVERS, Mass.--(BUSINESS WIRE)--June 2, 2005 -- Vaso Active Pharmaceuticals, Inc. (Vaso Active) (VAPH.pk) of Danvers, Massachusetts, announced today that the Company entered into a Memorandum of Understanding Concerning Settlement Terms
(MOU) to settle the pending consolidated securities class action lawsuit. Under the terms of the MOU, the lead plaintiffs and the settling defendants agree that the final stipulation will contain a disclaimer of liability consistent with the MOU. Subject to the terms and conditions set forth in the MOU, settling defendants will pay into escrow for the benefit of the class $1,100,000 in cash and $750,000 face amount of 2-year 5% subordinated callable notes convertible at $1.75 per share within 10 business days of preliminary approval of the settlement by the court. In consideration of this payment, the parties will fully and finally release and discharge all claims against each other. The settlement still needs court approval. The Company's insurance carrier has agreed to pay the $1,100,000 cash payment in exchange for a release of its liability under its insurance policy with the Company.

         "This is a significant positive step forward for the Company. We look forward to putting this obstacle behind us, allowing us to now concentrate our efforts on building value for our shareholders." said Joseph Frattaroli, President of Vaso Active.

Forward-Looking Statements

         Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports of documents the Company files periodically with the SEC.

Contact:

Matt Carter
Vaso Active Pharmaceuticals, Inc.
978-750-1991 Ext. 28
mcarter@vasoactive.us

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          VASO ACTIVE PHARMACEUTICALS, INC.

Date: June 2, 2005                        By: /s/ Joseph Frattaroli
                                              ----------------------------------
                                              Name: Joseph Frattaroli
                                              Title: Acting CEO and President